UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	August 4, 2003

Allegiant Bancorp, Inc. (Exact name of registrant as specified in its charter)

Missouri (State of other jurisdiction of incorporation or organization)	000-10849 Commission File Number	43-1262037 (IRS Employer Identification No.)

10401 Clayton Road, St. Louis, MO 63131 (Address of principal executive offices)
(314) 692-8800 (Registrants telephone number, including area code)

Item 7.   Financial Statements and Exhibits

              (a) - (b)  Not applicable.

              (c)         Exhibits required by Item 601 of Regulation S-K
Exhibit No.	Exhibit
99.1	Press Release of August 4, 2003

Item 9.   Regulation FD Disclosure

          On August 4, 2003, Allegiant Bancorp, Inc., a registered bank holding company under the Bank Holding Company Act of 1956, as amended, issued a press release announcing the opening of a newly remodeled branch facility and an in-store banking facility. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLEGIANT BANCORP, INC.

Dated: August 5, 2003	By: /s/ Jeffrey S. Schatz Jeffrey S. Schatz, Executive Vice President and Chief Financial/Operations Officer